Exhibit 99.1

Pennant Reports First Quarter 2025 Results

Conference Call and Webcast scheduled for tomorrow, May 7, 2025 at 10:00 am MT

EAGLE, Idaho – May 6, 2025 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.22 for the first quarter of 2025. Pennant also reported adjusted diluted earnings per share of $0.27 for the quarter(1).

First Quarter Highlights

▪Total revenue for the first quarter was $209.8 million, an increase of $52.9 million or 33.7% over the prior year quarter;

▪Net income for the first quarter was $7.8 million, an increase of $2.9 million or 58.5% over the prior year quarter;

▪Adjusted net income for the first quarter was $9.6 million, an increase of $3.7 million or 61.4% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the first quarter was $28.0 million, an increase of $6.6 million or 31.0% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the first quarter was $16.4 million, an increase of $5.1 million or 45.9% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the first quarter was $159.9 million, an increase of $43.4 million or 37.2% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the first quarter was $27.3 million, an increase of $7.7 million or 39.5% over the prior year quarter; and segment adjusted EBITDA from operations for the first quarter was $25.1 million, an increase of $7.3 million or 40.6% over the prior year quarter;

▪Total home health admissions for the first quarter were 18,878, an increase of 4,229 or 28.9% over the prior year quarter; total Medicare home health admissions for the first quarter were 7,599, an increase of 1,253 or 19.7% over the prior year quarter;

▪Hospice average daily census for the first quarter was 3,794, an increase of 832 or 28.1% compared to the prior year quarter;

▪Senior Living Services segment revenue for the first quarter was $50.0 million, an increase of $9.5 million or 23.6% over the prior year quarter; average occupancy for the first quarter was 78.5%, which is flat with the prior year quarter, and average monthly revenue per occupied room for the first quarter was $5,193, an increase of $526 or 11.3% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the first quarter was $14.4 million, an increase of $2.4 million or 20.3% over the prior year quarter; and segment adjusted EBITDA from operations for the first quarter was $4.9 million, an increase of $1.4 million or 40.8% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”
(2)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2024 or 2025.

Operating Results

“We are off to a strong start in 2025,” said Brent Guerisoli, the Company’s Chief Executive Officer. “Our ongoing investments in leadership development are fueling record operational results. We are encouraged to see positive momentum across all facets of our business, which is showing in our clinical, cultural and financial outcomes.”

“Our home health and hospice segment performance is at all time highs as we add quality acquisitions to robust organic growth,” said John Gochnour, the Company’s President and Chief Operating Officer. “Our senior living segment is anchored by solid leaders whose results continue to improve. We are pleased to begin the year with a quarter that significantly exceeded our targets and commitments across the Company.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three months ended March 31, 2025, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

Conference Call

A live webcast will be held tomorrow, May 7, 2025 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s first quarter 2025 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 137 home health and hospice agencies and 60 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing,"

similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended March 31,
	2025	2024

Revenue	$209,842	$156,915

Expense
Cost of services	168,745	125,995
Rent—cost of services	11,715	10,384
General and administrative expense	14,840	11,436
Depreciation and amortization	1,892	1,331
Gain on disposition of property and equipment, net	—	(755)
Total expenses	197,192	148,391
Income from operations	12,650	8,524
Other (expense) income, net:
Other (expense) income	(69)	85
Interest expense, net	(1,205)	(1,792)
Other expense, net	(1,274)	(1,707)
Income before provision for income taxes	11,376	6,817
Provision for income taxes	2,854	1,759
Net income	8,522	5,058
Less: Net income attributable to noncontrolling interest	747	152
Net income attributable to The Pennant Group, Inc.	$7,775	$4,906
Earnings per share:
Basic	$0.23	$0.16
Diluted	$0.22	$0.16
Weighted average common shares outstanding:
Basic	34,471	30,046
Diluted	35,202	30,403

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash	$5,221	$24,246
Accounts receivable—less allowance for doubtful accounts of $373 and $232, respectively	94,992	81,302
Prepaid expenses and other current assets	23,676	17,308
Total current assets	123,889	122,856
Property and equipment, net	43,524	43,296
Operating lease right-of-use assets	278,210	270,586
Restricted and other assets	24,214	17,477
Goodwill	154,904	129,124
Other indefinite-lived intangibles	118,882	96,182
Total assets	$743,623	$679,521
Liabilities and equity
Current liabilities:
Accounts payable	$18,800	$18,737
Accrued wages and related liabilities	27,691	43,106
Operating lease liabilities—current	20,557	19,671
Other accrued liabilities	20,925	20,186
Total current liabilities	87,973	101,700
Long-term operating lease liabilities—less current portion	260,236	253,420
Deferred tax liabilities, net	2,776	1,861
Other long-term liabilities	17,112	10,575
Long-term debt	52,500	—
Total liabilities	420,597	367,556
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 34,736 and 34,445 shares issued and outstanding at March 31, 2025, respectively; and 34,670 and 34,373 shares issued and outstanding at December 31, 2024, respectively	35	35
Additional paid-in capital	238,630	236,091
Retained earnings	64,997	57,222
Treasury stock, at cost, 3 shares at March 31, 2025 and December 31, 2024	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	303,597	293,283
Noncontrolling interest	19,429	18,682
Total equity	323,026	311,965
Total liabilities and equity	$743,623	$679,521

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Three Months Ended March 31,
	2025	2024
Net cash (used in) provided by operating activities	$(21,229)	$545
Net cash used in investing activities	(50,301)	(23,636)
Net cash provided by financing activities	52,505	19,754
Net decrease in cash	(19,025)	(3,337)
Cash beginning of period	24,246	6,059
Cash end of period	$5,221	$2,722

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$74,118	35.3%	$57,212	36.5%
Hospice	70,586	33.6	54,607	34.8
Home care and other(a)	15,166	7.2	4,671	3.0
Total home health and hospice services	159,870	76.1	116,490	74.3
Senior living services	49,972	23.9	40,425	25.7
Total revenue	$209,842	100.0%	$156,915	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended March 31,
	2025	2024	Change	% Change
Total agency results:
Home health and hospice revenue	$159,870	$116,490	43,380	37.2%

Home health services:
Total home health admissions	18,878	14,649	4,229	28.9%
Total Medicare home health admissions	7,599	6,346	1,253	19.7%
Average Medicare revenue per 60-day completed episode(a)	$3,801	$3,477	$324	9.3%
Hospice services:
Total hospice admissions	3,783	3,080	703	22.8%
Average daily census	3,794	2,962	832	28.1%
Hospice Medicare revenue per day	$190	$187	$3	1.6%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.

	Three Months Ended March 31,
	2025	2024	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$122,451	$110,015	$12,436	11.3%

Home health services:
Total home health admissions	14,082	12,554	1,528	12.2%
Total Medicare home health admissions	5,812	5,536	276	5.0%
Average Medicare revenue per 60-day completed episode(a)	$3,623	$3,422	$201	5.9%
Hospice services:
Total hospice admissions	3,181	3,080	101	3.3%
Average daily census	3,270	2,962	308	10.4%
Hospice Medicare revenue per day	$190	$187	$3	1.6%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2024.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended March 31,
	2025	2024	Change	% Change
Total senior living results:
Senior living revenue	$49,972	$40,425	$9,547	23.6%

Occupancy	78.5%	78.5%	—%
Average monthly revenue per occupied unit	$5,193	$4,667	$526	11.3%

	Three Months Ended March 31,
	2025	2024	Change	% Change
Same store senior living(a) results:
Senior living revenue	$43,263	$39,739	$3,524	8.9%

Occupancy	79.2%	79.4%	(0.2)%
Average monthly revenue per occupied unit	$5,093	$4,641	$452	9.7%

(a)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2024 or 2025.

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2025		2024
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$101,125	48.2%	$76,981	49.1%
Medicaid	27,338	13.0	25,066	16.0
Subtotal	128,463	61.2	102,047	65.1
Managed Care	30,714	14.6	20,122	12.8
Private and Other(a)	50,665	24.2	34,746	22.1
Total revenue	$209,842	100.0%	$156,915	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended March 31,
	2025	2024

Net income attributable to The Pennant Group, Inc.	$7,775	$4,906

Non-GAAP adjustments
Costs at start-up operations(a)	93	80
Share-based compensation expense(b)	2,167	1,526
Acquisition related costs and credit allowances(c)	272	137
Costs associated with transitioning operations(d)	75	(573)
Unusual, non-recurring or redundant charges(e)	51	275
Provision for income taxes on Non-GAAP adjustments(f)	(809)	(389)
Non-GAAP net income	$9,624	$5,962

Dilutive Earnings Per Share As Reported
Net Income	$0.22	$0.16
Average number of shares outstanding	35,202	30,403

Adjusted Diluted Earnings Per Share
Net Income	$0.27	$0.20
Average number of shares outstanding	35,202	30,403

(a)	Represents results related to start-up operations.
		Three Months Ended March 31,
		2025	2024
	Revenue	$(865)	$(2,410)
	Cost of services	943	2,328
	Rent	7	156
	Depreciation & amortization	8	6
	Total Non-GAAP adjustment	$93	$80

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended March 31,
		2025	2024
	Cost of services	$1,195	$762
	General and administrative	972	764
	Total Non-GAAP adjustment	$2,167	$1,526

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income.
		Three Months Ended March 31,
		2025	2024
	Cost of services	20	(628)
	Rent	52	52
	Depreciation	3	3
	Total Non-GAAP adjustment	$75	$(573)

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.1% and 26.0% for the three months ended March 31, 2025 and 2024, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended March 31,
	2025	2024

Consolidated net income	$8,522	$5,058
Less: Net income attributable to noncontrolling interest	747	152
Add: Provision for income taxes	2,854	1,759
Net interest expense	1,205	1,792
Depreciation and amortization	1,892	1,331
Consolidated EBITDA	13,726	9,788
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	78	(82)
Share-based compensation expense(b)	2,167	1,526
Acquisition related costs and credit allowances(c)	272	137
Activities associated with transitioning operations(d)	20	(628)
Unusual, non-recurring or redundant charges(e)	51	275
Rent related to items (a) and (d) above	59	208
Consolidated Adjusted EBITDA	16,373	11,224
Rent—cost of services	11,715	10,384
Rent related to items (a) and (d) above	(59)	(208)
Adjusted rent—cost of services	11,656	10,176
Consolidated Adjusted EBITDAR(f)	$28,029

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended March 31, 2025
Revenue	$159,443	$49,534	$865	$209,842
Segment Cost of Services	$132,169	$35,085
Segment Adjusted EBITDAR from Operations	$27,274	$14,449		$41,723
Three Months Ended March 31, 2024
Revenue	$114,490	$40,015	$2,410	$156,915
Segment Cost of Services	$94,940	$28,004
Segment Adjusted EBITDAR from Operations	$19,550	$12,011		$31,561

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended March 31,
	2025		2024

Segment Adjusted EBITDAR from Operations(a)	$41,723		$31,561
Less: Unallocated corporate expenses	13,694		10,161
Less: Depreciation and amortization	1,892		1,331
Rent—cost of services	11,715		10,384
Other income	(69)		85
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	78		(82)
Share-based compensation expense(c)	2,167		1,526
Acquisition related costs and credit allowances(d)	272		137
Activities associated with transitioning operations(e)	20		(628)
Unusual, non-recurring or redundant charges(f)	51		275
Add: Net income attributable to noncontrolling interest	747	0	152
Income from operations	$12,650		$8,524

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) start-up operations, (2) share-based compensation expense, (3) acquisition related costs and credit allowances, (4) costs associated with transitioning operations, (5) unusual, non-recurring, or redundant charges, and (6) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended March 31,
	Home Health and Hospice		Senior Living
	2025	2024	2025	2024

Segment Adjusted EBITDAR from Operations	$27,274	$19,550	$14,449	$12,011
Less: Rent—cost of services	2,142	1,729	9,573	8,655
Rent related to start-up and transitioning operations	(7)	(65)	(52)	(143)
Segment Adjusted EBITDA from Operations	$25,139	$17,886	$4,928	$3,499

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) activities associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) activities associated with transitioning operations, (i) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.